UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 7, 2010

BLACKROCK KELSO CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33559	20-2725151
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

40 East 52nd Street
New York, NY 10022
(Address of principal executive offices)

(212) 810-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of June 7, 2010, BlackRock Kelso Capital Corporation (the "Company") filed a certificate of amendment (the “Certificate of Amendment”) to its certificate of incorporation, as amended (the "Certificate of Incorporation") with the Delaware Secretary of State.  The Company’s Certificate of Incorporation was amended to increase the Company’s authorized capital stock from 100 million shares of common stock, par value $0.001 per share (the "Common Stock"), to 200 million shares of Common Stock.

The Certificate of Incorporation and the Certificate of Amendment are attached hereto as Exhibit 3.2.  Descriptions of the Certificate of Incorporation and the Certificate of Amendment in this current report are qualified in their entirety by reference to a copy of such documents that are filed as Exhibit 3.2 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 7, 2010, the Company held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved three proposals.  The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 15, 2010.  As of April 12, 2010, the record date, 56,742,074 shares of common stock were eligible to vote.

Proposal 1.      The Company’s stockholders elected two directors of the Company, each of whom will serve until the 2013 Annual Meeting, or until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity.  The two directors were re-elected pursuant to the voting results set forth below:

Name	For	Withheld	Broker Non-Votes
James R. Maher	51,002,143	387,060	0
Maureen K. Usifer	51,002,143	387,060	0

Proposal 2.      The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000, as set forth below:

For	Against	Abstain	Broker Non-Votes
46,747,079	4,434,554	207,563	7

Proposal 3.      The Company’s stockholders ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2010, as set forth below:

For	Against	Abstain
51,229,904	78,432	80,866

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

3.2	Certificate of Incorporation, as amended, of BlackRock Kelso Capital Corporation

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: June 8, 2010	By:	/s/ Frank D. Gordon
		Name:	Frank D. Gordon
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	Certificate of Incorporation, as amended, of BlackRock Kelso Capital Corporation